EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Healthcare Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 23 to Registration Statement No. 2-80150 on Form N-1A of our report dated June 5, 2000 appearing in the Annual Report of Merrill Lynch Healthcare Fund, Inc. for the year ended April 30, 2000, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey August 23, 2000